EXHIBIT 1.1



                                C. R. BARD, INC.

                                 DEBT SECURITIES

                             Underwriting Agreement


                                                           _____________, 19__


To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto


Ladies and Gentlemen:

        C. R. Bard, Inc., a New Jersey corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto as Representatives, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain debt securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (the "Prospectus Supplement") is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriters as follows:

         1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

         2.      The Company understands that the several Underwriters intend
(i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day thereafter, as you and the Company may agree in writing). As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date".

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global securities (the "Global Security") representing the Securities registered in such names and in such denominations as you shall request not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Security will be made available for inspection by the Representatives at the office of the Trustee specified in Schedule I, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

         4.      The Company represents and warrants to each Underwriter that:

                 (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if applicable) conform or will conform, as the case may be, in all material respects to the requirements of the Securities Act, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                 (b) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (c) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement, if any, present fairly the information required to be stated therein;

                 (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

                 (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect");

                 (f) each of the Company's subsidiaries that constitutes a "Significant Subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the Commission (the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as presently conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                 (g) this Agreement has been duly authorized, executed and delivered by the Company;

                 (h) the Securities have been duly authorized, and, when issued and delivered against payment therefor pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "Trust Indenture Act") and, when executed and delivered by the Company and authorized, executed and delivered by the Trustee, the Indenture will constitute a valid and binding instrument of the Company; and the Securities and the Indenture conform or will conform, as the case may be, to the descriptions thereof in the Prospectus;

                 (i) neither the Company nor any of its Material Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate would not have a Material Adverse Effect and, in the reasonable judgment of the Company, are not material to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject, except for conflicts, breaches or defaults that individually and in the aggregate would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or, except for violations that individually and in the aggregate would not have a Material Adverse Effect, any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

                 (j) other than as set forth or contemplated in the Prospectus, there are no legal or governmental suits or proceedings pending or, to the knowledge of the Company, threatened, to which the Company or any of its Material Subsidiaries is or may be a party or to which any property of the Company or any of its Material Subsidiaries is or may be the subject in which there is a reasonable possibility of an adverse decision which could individually or in the aggregate have, a Material Adverse Effect, and there are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                 (k) Arthur Andersen LLP who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Securities Act;

                 (l) the Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (m)      the Company has complied with all provisions of
         Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

                 (n) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, with such exceptions as do not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, which individually and in the aggregate, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, with such exceptions as do not have a Material Adverse Effect;

                 (o) each of the Company and its subsidiaries owns or possesses the right to use the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, collectively, the "Intellectual Property") reasonably necessary to carry on the business conducted by each as conducted on the date hereof, except to the extent that the failure to own or possess the right (through license or otherwise) to use such Intellectual Property could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, except as set forth or contemplated in the Registration Statement and the Prospectus, neither the Company nor any subsidiary has received any notice of infringement of asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                 (p) the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has reasonably concluded that any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties would not, singly or in the aggregate, have a Material Adverse Effect.

         5. The Company covenants and agrees with each of the several Underwriters as follows:

                 (a) to file the Prospectus in a form reasonably approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

                 (b) to deliver to each Representative and counsel for the Underwriters, at the expense of the Company, a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

                 (c) from the date hereof and prior to the Closing Date, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement (other than one resulting from the filing of any document under the Exchange Act which you were afforded a reasonable opportunity, in the light of the circumstances in which any such filing is made, to comment upon) to which you reasonably object;

                 (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                 (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                 (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such U.S. jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including the reasonable fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as you may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction;

                 (g) to make generally available to its security holders and to you as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

                 (h) so long as the Securities are outstanding, to furnish to the first of the named Representatives on Schedule I hereto, upon request, copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                 (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without the prior written consent of the first of the named Representatives on Schedule I hereto; and

                 (j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, (i) all costs and expenses incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any fees or expenses of the Trustee payable by the Company pursuant to any agreement between the Company and the Trustee, (ii) all costs and expenses incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) all costs and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such U.S. jurisdictions as the Underwriters may designate (including the reasonable fees of counsel for the Underwriters and their disbursements), (iv) all costs and expenses in connection with the listing of the Securities on any stock exchange, (v) filing fees related to any filing with National Association of Securities Dealers, Inc., (vi) all costs and expenses in connection with the duplication and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) all costs and expenses payable to rating agencies in connection with the rating of the Securities, (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (ix) the cost and charges of any transfer agent.

         6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

                 (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied in all material respects with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                 (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission made subsequent to the execution and delivery of this Agreement and prior to the Closing shall have been complied with to your satisfaction;

                 (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading or (ii) any intended or potential downgrading in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                 (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change, or any development involving a material adverse change, in or affecting the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                 (e) the Representatives shall have received on and as of the Closing Date one or more certificates of an executive officer of the Company, reasonably satisfactory to you, to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth or contemplated in the Registration Statement or, in the event that there has been such a change or development, identifying the same.

                 (f) (1) Simpson Thacher & Bartlett, counsel for the Company, shall have furnished to you their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

                         (i) the Indenture has been duly authorized, executed
                 and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company;

                         (ii) the Securities have been duly authorized,
                 executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture;

                         (iii) the statements made in the Prospectus under the
                 captions "Description of Debt Securities" and "Description of [Notes]," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects; and

                         (iv) this Agreement has been duly authorized, executed
                 and delivered by the Company.

                Such counsel may state that their opinions set forth in clauses
(i) and (ii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) an implied covenant of good faith and fair dealing.

                Such counsel shall state that they are of the opinion that the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date), as of its effective date, and the Prospectus, as of the date of the Prospectus Supplement, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and that the Company's most recent Annual Report on Form 10-K and each other document, if any, filed by the Company with the Commission under the Exchange Act subsequent to the end of the fiscal year covered by such Annual Report and incorporated by reference or deemed to be incorporated by reference in the Prospectus (the "Exchange Act Documents") complied as to form when filed in all material respects with the requirements of the Exchange Act, except that such counsel need not express an opinion with respect to financial statements or other financial data.

                 In passing on the form of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date), the Prospectus and the Exchange Act Documents, such counsel may state that they have not independently verified the accuracy, completeness or fairness of the statements made or included therein and take no responsibility therefor (except as and to the extent set forth in clause (iii) above) and that such opinion is based upon such counsel's examination of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing
Date), the Prospectus and the Exchange Act Documents, their investigation made in connection with the preparation of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date) and the Prospectus (excluding the Exchange Act Documents) and their participation in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen, with the General Counsel of the Company and any others referred to in such opinion; subject to the same qualifications, such counsel shall also state that they have no reason to believe that the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date), as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date or, if the Company has filed an Annual Report on Form 10-K with the Commission subsequent to such effective date, as of the date of filing of such Annual Report, in which case Exchange Act Documents shall mean such Annual Report and the Exchange Act Documents on file with the Commission on the date of filing of such Annual Report), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, except that in each case, such counsel need not express a belief with respect to financial statements or other financial data.

                 In rendering such opinion, such counsel may rely as to certain matters of fact on certificates of officers of the Company and of public officials and may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States, the laws of the State of New York and, to the extent set forth therein, the laws of the State of New Jersey. Insofar as the opinions of such counsel relate to or are dependent upon matters governed by the laws of the State of New Jersey, such counsel may rely upon the opinion of Mr. Flink referred to below.

                 (2) Richard A. Flink, Esq., Vice President and General Counsel of the Company, shall have furnish to you his written opinion, dated the Closing Date, in form and substance reasonable satisfactory to you, to the effect that;

                          (i) the Company has been duly incorporated and
                 is validly existing and in good standing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                          (ii) the Company has been duly qualified as a
                 foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                          (iii) each of the Company's Material
                 Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as presently conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect and all of the outstanding shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                          (iv) to the best of such counsel's knowledge, other than as set forth or contemplated in the Prospectus, there are no legal or governmental suits or proceedings pending or threatened to which the Company or any of its Material Subsidiaries is or may be a party or to which any property of the Company or its Material Subsidiaries is or may be the subject in which there is a reasonable possibility of an adverse decision which could, individually or in the aggregate, have a Material Adverse Effect, and such counsel does not know of any contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                          (v) this Agreement has been duly authorized, executed and delivered by the Company;

                          (vi)  the Securities have been duly
                 authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture;

                          (vii) the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company;

                          (viii) neither the Company nor any of its
                 Material Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Material Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject, except for conflicts, breaches or defaults which individually and in the aggregate would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or, except for violations that individually and in the aggregate would not have a Material Adverse Effect, any applicable law or statute or any order, rule or regulation, known to such counsel, of any court or governmental agency or body having jurisdiction over the Company, its Material Subsidiaries or any of their respective properties;

                          (ix)  no consent, approval, authorization,
                 order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, author-izations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                          (x)  the statements in the Prospectus under
                 the captions "Description of Debt Securities", "Description of Notes", in the Prospectus incorporated by reference from Item 3 of Part 1 of the Company's most recent Annual Report on Form 10-K, in the Prospectus incorporated by reference from Item 1 of
                 Part II of the Company's Quarterly Reports on Form 10-Q, if any, filed since such Annual Report, [in the Prospectus incorporated by reference from Item 5 of the Company's Current Reports on Form 8-K, if any, filed since such Annual Report], and in the Registration Statement in Item 15, insofar as such statements purport to constitute summaries of the legal matters, documents or proceedings referred to therein, constitute accurate summaries of such legal matters, documents or proceedings in all material respects;

                          (xi)  the Company is not and, after giving
                 effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act; and

                          (xii)  each of the Company and its
                 subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, with such exceptions as do not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, which individually and in the aggregate, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus, with such exceptions as do not have a Material Adverse Effect.

                 Such counsel may state that its opinions set forth in clauses
(vi) and (vii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                 Such counsel shall state that it is of the opinion that the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date), as of its effective date, and the Prospectus, as of the date of the Prospectus Supplement, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act, except that such counsel need not express an opinion with respect to financial statements or other financial data.

                 In passing on the form of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date), the Prospectus and the Exchange Act Documents, such counsel may state that it has not independently verified the accuracy, completeness or fairness of the statements made or included therein and takes no responsibility therefor (except as and to the extent set forth in clause (x) above) and that such opinion is based upon such counsel's examination of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing
Date), the Prospectus and the Exchange Act Documents, its investigation made in connection with the preparation of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date) and the Prospectus (excluding the Exchange Act Documents) and its participation in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen, with counsel to the Company and any others referred to in such opinion; subject to the same qualifications, such counsel shall also state that it has no reason to believe that the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to the Closing Date), as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date) (or, if the Company has filed an Annual Report on Form 10-K with the Commission subsequent to such effective date, as of the date of filing of such Annual Report, in which case, Exchange Act Documents shall mean such Annual Report and the Exchange Act documents on file with the Commission on the date of filing of such Annual Report), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case, such counsel need not express a belief with respect to financial statements or other financial data.

                 In rendering such opinion, such counsel may rely as to certain matters of fact on certificates of officers of the Company and of public officials and may state that it expresses no opinion as to the laws of any jurisdiction other than the federal law of the United States, the laws of the State of New Jersey and, to the extent set forth therein, the laws of the State of New York. Insofar as the opinions of such counsel relate to or are dependent upon matters governed by the laws of the State of New York, such counsel may rely upon the opinion of Simpson Thacher & Bartlett referred to above.

                 (g) on the date hereof and on the Closing Date, Arthur Andersen LLP shall have furnished to you letters, dated such date, in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                 (h) you shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

                 (i) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

         7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives ex-pressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, shall be entitled to participate in the defense thereof and, to the extent it wishes, to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be in the reasonable judgment of the Indemnified Person, inadvisable due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Person of the aforesaid requests; provided that the aforesaid 60 day period shall be tolled for a period equal to the number of days during which there exists a good faith dispute with respect to the reasonableness of the fees and expenses of counsel as contemplated by the third sentence of this paragraph and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request and the provisions of this Section 7 prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities.
The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedule II hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement (provided, that the representations and warranties of the Company shall not survive a termination of the Agreement pursuant to Section 9), (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, the New York Stock Exchange, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, if the effect of any such event specified in clauses (i) through (iv), in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Under-writers, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-de-faulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than five Business Days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be ful-filled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities. Notwithstanding the foregoing, the provisions of this Section 10 shall not apply to any termination of this Agreement pursuant to Section 8 hereof.

         11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address (or telecopy no.) set forth in Schedule I hereto. Notices to the Company shall be given to it at 730 Central Avenue, Murray Hill, New Jersey, 07974, Attention: Richard A. Flink, Esq. (telecopy no: 908-277-8025), with a copy to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Philip T. Ruegger III, Esq. (telecopy no: 212-455-2502).

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                                  Very truly yours,

                                                  C. R. BARD, INC.



                                                  By:_______________________
                                                     Name:
                                                     Title:

          Accepted: __________, 199__

          J. P. MORGAN SECURITIES INC.
          [CO-MANAGER]

          Acting severally on behalf of
          [itself/themselves] and the several
          Underwriters listed in Schedule II
          hereto.

          By: J. P. MORGAN SECURITIES INC.




          By:___________________________
              Name:
              Title:

                                                                     SCHEDULE I


Representatives<F1>:      _________________________________________

Underwriting Agreement
 dated:                   _________________________________________

Registration Statement
 No.:                     _________________________________________

Title of Securities:      _________________________________________

Aggregate principal
amount:                   $________________________________________

Price to Public:          __% of the principal amount of the Securities,
                          plus accrued interest, if any, from _______, 19__ to the Closing Date.

Indenture:                Indenture dated as of _________ between the
                              Company and _____________________ as Trustee.

Address of Trustee:       _____________________________________________

Maturity:                 _____________________________________________

Interest Rate:            _____________________________________________

Interest Payment Dates:   _____________________________________________

Optional Redemption
Provisions:               _____________________________________________

Sinking Fund Provisions:  _____________________________________________

Other Provisions:         _____________________________________________

Closing Date and
Time of Delivery:         _____________________________________________


Closing Location:         _____________________________________________

Address (and telecopy
 no.) for Notices
 to Underwriters:         ______________________________________________

                                                                    SCHEDULE II






                                                      Principal Amount
                                                       of Securities
                                                      To be Purchased

 Underwriter
 J.P. Morgan Securities Inc. . . . . . . .              $__________

 [Co-Manager]  . . . . . . . . . . . . . .              $__________




                          Total  . . . . .              $==========

____________________
[FN]
<F1>Bookrunning Representative should be named first for purposes of Sections 7 and 12.